NONQUALIFIED STOCK OPTION AWARD AGREEMENT

Issued Pursuant to the 2008 Incentive Plan of Milk Bottle Cards, Inc.

THIS OPTION AWARD AGREEMENT (“Agreement”), effective ________________ (the “Date of Grant”) represents the grant of a stock option (“Option”) by ForgeHouse, Inc. (the “Company”), to _____________  (the “Participant”) pursuant to the provisions of the Milk Bottle Cards, Inc. 2008 Incentive Plan adopted January 2, 2008, and approved bythe stockholders on January 2, 2008 (the “Plan”), as may be amended from time to time. The Option granted hereby not is intended to be an “Incentive Option,” as such term is defined in the Plan, within the meaning of Section 422 of the Code.

The Plan provides a complete description of the terms and conditions governing this Option. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein, and the receipt of a copy of which the Participant hereby acknowledges by his or her signature below. The parties hereto agree as follows:

1. General Option Grant Information. The individual named above has been selected to be a Participant in the Plan and receive a nonqualified stock option grant, as of the Date of Grant, as specified below:

(a) Number of Shares Covered by this Option: _________ (“Shares”)

(b) Option Price per share: ______

(c) Date of Expiration: _________________

2. Grant of Option. The Company hereby grants to the Participant an Option to purchase the number of Shares set forth above, at the stated Option Price per share, which is ____% of the Fair Market Value of a Share on the Date of Grant, in the manner and subject to the terms and conditions of the Plan and this Agreement. The Board of Directors (“Board”) has determined that the Fair Market Value of a Share on the date of grant is equal to ______.

3. Option Term. The term of this Option begins as of the Date of Grant as detailed above and continues through the Date of Expiration as detailed above, unless sooner terminated in accordance with the terms of this Agreement.

4. Vesting Period. If the Participant has been continuously employed by the Company or its Subsidiaries or Affiliates, with respect to each incremental vesting period, this Option shall vest and be exercisable in the following manner: _________________________________________________.

Notwithstanding anything to the contrary set forth herein, in the event of the occurrence of a change in control of the Company (a “Change in Control”), the Option shall immediately vest. For purposes of this Agreement, a “Change in Control” shall be defined to include the following:

(a)  Change in Ownership. The acquisition, in a single transaction or in a series of transactions, by any individual or entity, acting severally or as a group (a “Person”), of ownership of capital stock of the Company that, together with capital stock held by such Person, constitutes more than 50% of the total fair market value or the total voting power of the capital stock of the Company. However, if any Person is considered already to own more than 50% of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional capital stock by the same Person is not considered to cause a change in ownership of the Company. An increase in the percentage of capital stock owned by any one Person as a result of a transaction in which the Company acquires its capital stock in exchange for property will be treated as an acquisition of capital stock for purposes of this paragraph. This paragraph applies only when there is a transfer of capital stock of the Company (or issuance of capital stock of the Company) and capital stock in the Company remains outstanding after the transaction.

(b) Change in Effective Control. (i) The acquisition by any Person (or the aggregate acquisitions during the 12-month period ending on the date of the most recent acquisition by such Person) of ownership of capital stock of the Company possessing 35% or more of the total voting power of the capital stock of the Company (however, if any Person is considered already to own more than 35% of the total voting power of the capital stock of the Company, the acquisition of additional capital stock by the same Person is not considered to cause a change in effective control of the Company); or (ii) the replacement of a majority of the members of the Board (excluding those members of the Board elected by the Series A preferred stockholders) during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. A change in effective control also may occur in any transaction in which either of the two corporations involved in such transaction has a “Change in Ownership” or “Change in Ownership of a Substantial Portion of the Company’s Assets.”

(c) Change in Ownership of a Substantial Portion of Assets. The acquisition by any Person (or the aggregate acquisitions during the 12-month period ending on the date of the most recent acquisition by such Person) of assets from the Company that have a total gross fair market value equal to or greater than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition(s). For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets, as reflected in the Company’s financial statements as reported to the Securities and Exchange Commission.

Notwithstanding anything to the contrary set forth herein, in the event of the termination of the Participant’s employment for Cause, the Option and all rights granted hereunder shall be forfeited and deemed canceled and no longer exercisable on the day of such termination of employment. For the purposes of this Agreement, “Cause” shall have the same meaning as that set forth in Section 4.1.1 of that certain Employment Agreement by and between the Company and the Participant, dated as of the date hereof (the “Employment Agreement”).

5. Exercise. This Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution. The Participant, or the Participant’s representative upon the Participant’s death or disability, may exercise this Option at any time prior to the termination of the Option, subject to and as provided in Sections 3 and 8.

6. How to Exercise. Once vested, the Options hereby granted shall be exercised by written notice to the Company, specifying the number of Shares subject to this Option Participant desires to exercise. The Option Price of the Options shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Board, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Board in its sole discretion, including, without limitation, if the Board so determines, a cashless (broker-assisted) exercise. In no event may the Option be exercised for a fraction of a share.

Unless otherwise determined by the Board, all cash payments under all of the methods indicated above shall be paid in United States dollars.

7. Nontransferability. This Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and may be exercised or surrendered during Participant’s lifetime only by the Participant or his or her guardian or legal representative. No assignment or transfer of the Option in violation of this Section 7, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or as otherwise required by applicable law, shall vest in the assignee or transferee any interest whatsoever. Notwithstanding the foregoing, upon the request of the Participant, the Board may, in its sole discretion, permit the Participant to transfer this Option under such terms and conditions as the Board may determine. In the event of any such transfer, the Option shall still be subject to the provisions of Section 7 hereof and Section 6.8 of the Plan concerning the exercisability during the Participant’s employment.

8. Termination of Option. (a) In General. The Option, which is exercisable as provided in Section 6 above, shall terminate and be of no force or effect if the Participant ceases to perform services of any kind for the Company or any of its Subsidiaries for any reason other than death or disability; provided, however, that under conditions satisfactory to the Company, the Board may, in its sole discretion, allow all, or less than all, of the vested portion of the Option not previously exercised or expired to be exercisable for a period of time to be specified by the Board; provided, further, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in Section 1(c), above.

(b) Death. In the event the Participant dies while an employee of the Company or any of its Subsidiaries or Affiliates, the Option, to the extent not previously expired or exercised, shall, to the extent vested and exercisable, be exercisable by the estate of such Participant or by any person who acquired the Option by bequest or inheritance at any time within one year after the death of the Participant, unless otherwise earlier terminated or expired pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in Section 1(c) above. Notwithstanding the previous sentence, if the date of death is within the Restriction Period (as defined in that certain Lock-Up Agreement by and between the Company and the Participant, dated of even date hereof (the “Lock-Up Agreement”)), (1) the Option shall be exercisable within one year after the expiration of the Restriction Period, unless the Option is otherwise earlier terminated or expired pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in Section 1(c) above; and (2) the person(s) who acquire the Option by bequest or inheritance shall become subject to the Lock-Up Agreement in the same manner as Participant was prior to his or her death.

In addition to the vested and exercisable portion of the Option on the date of death, that portion of the Option that would have vested, absent such death, during the remainder of the calendar year of such date of death shall immediately vest; but, such vested portion of the Option will automatically terminate and not be exercisable unless exercised within 120 days after the date of death, except that, if the date of death is within the Restriction Period, such 120-day period shall not commence until the end of such Restriction Period. That portion of the Option that vests pursuant to the preceding sentence, and the underlying common stock (upon exercise of such portion of the Option), shall continue to be subject to the Lock-Up Agreement. Notwithstanding the foregoing, in no instance may the term of such portion of the Option exceed the date of expiration set forth in Section 1(c) above.

(c) Disability. In the event the Participant ceases to perform services of any kind for the Company or any of its Subsidiaries or Affiliates due to permanent and total disability, the Participant, or his guardian or legal representative, shall have the unqualified right to exercise the vested portion of the Option, to the extent not previously exercised or expired, as of the first date of permanent and total disability (as determined in the sole discretion of the Board), at any time within one year after the first date of permanent and total disability, unless earlier terminated pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in Section 1(c), above. Notwithstanding the previous sentence, if the first date of permanent and total disability is within the Restriction Period, the Option shall be exercisable within one year after the expiration of the Restriction Period, unless the Option is otherwise earlier terminated or expired pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in Section 1(c) above. For purposes of this Agreement, the term “permanent and total disability” shall have the same meaning as the term “Permanently Disabled” as defined in Section 4.2 in the Employment Agreement.

In addition to the vested and exercisable portion of the Option on the first date of permanent and total disability, that portion of the Option that would have vested, absent such permanent and total disability, during the remainder of the calendar year of such first date of permanent and total disability shall immediately vest; but, such vested portion of the Option will automatically terminate and not be exercisable unless exercised within 120 days after the first date of permanent and total disability, except that, if the first date of permanent and total disability is within the Restriction Period, such 120-day period shall not commence until the end of such Restriction Period. That portion of the Option that vests pursuant to the preceding sentence, and the underlying common stock (upon exercise of such portion of the Option), shall continue to be subject to the Lock-Up Agreement. Notwithstanding the foregoing, in no instance may the term of such portion of the Option exceed the date of expiration set forth in Section 1(c) above.

9. Administration. This Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Board may adopt for administration of the Plan. It is expressly understood that the Board is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant. Any inconsistency between the Agreement and the Plan shall be resolved in favor of the Plan.

10. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of the Option such number of Shares as shall be required for issuance or delivery upon exercise hereof.

11. Adjustments. The number of Shares subject to this Option, and the exercise price, shall be subject to adjustment in accordance with Section 4.4 of the Plan.

12. Exclusion from Pension Computations. By acceptance of the grant of this Option, the Participant hereby agrees that any income or gain realized upon the receipt or exercise hereof, or upon the disposition of the Shares received upon its exercise, is special incentive compensation and shall not be taken into account, to the extent permissible under applicable law, as “wages”, “salary” or “compensation” in determining the amount of any payment under any pension, retirement, incentive, profit sharing, bonus or deferred compensation plan of the Company or any of its Subsidiaries or Affiliates.

13. Amendment. The Board may, with the consent of the Participant, at any time or from time to time amend the terms and conditions of the Option, and may at any time or from time to time amend the terms of this Option in accordance with the Plan.

14. Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows: if to the Company, at its office at 1575 Northside Drive NW, Building 300, Suite 375, Atlanta, Georgia 30318, Attention: CEO or at such other address as the Company by notice to the Participant may designate in writing or via electronic mail from time to time; and if to the Participant, at the address shown below his or her signature on this Agreement, or at such other address as the Participant by notice to the Company may designate in writing from time to time. Notices shall be effective upon receipt.

15. Withholding Taxes. The Company shall have the right to withhold from a Participant, or otherwise require such Participant or assignee to pay, any Withholding Taxes arising as a result of exercise of the Option, or any other taxable event occurring pursuant to the Plan or this Agreement. If the Participant shall fail to make such tax payments as are required, the Company (or its Affiliates or Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such Withholding Taxes. In satisfaction of the requirement to pay Withholding Taxes, the Participant may make a written election which may be accepted or rejected in the discretion of the Board (i) to have withheld a portion of any Shares or other payments then issuable to the Participant pursuant to any Award, or (ii) to tender other Shares to the Company (either by actual delivery or attestation, in the sole discretion of the Board, provided that, except as otherwise determined by the Board, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market), in either case having an aggregate Fair Market Value equal to the Withholding Taxes.

16. Registration; Legend. The Company may postpone the issuance and delivery of Shares upon any exercise of this Option until (a) the admission of such Shares to listing on any stock exchange or exchanges on which Shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. The Participant shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.

The Company may cause the following or a similar legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Option unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE ACCEPTABLE TO THE COMPANY.

17. Miscellaneous.

(a) This Agreement shall not confer upon the Participant any right to continuation of employment by the Company or any of its Subsidiaries or Affiliates, nor shall this Agreement interfere in any way with the Company’s or any of its Subsidiaries’ or Affiliates’ right to terminate, retire or request the termination of the Participant at any time.

(b) The Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to this Option Agreement until such time as the purchase price has been paid, and the Shares have been issued and delivered to the Participant.

(c) With the approval of the Board, and if necessary, the stockholders, the Board may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect the Participant’s rights under this Agreement.

(d) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e) To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of law which might otherwise apply.

(f) All obligations of the Company under the Plan and this Agreement, with respect to the Option, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(g) The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(h) By accepting this Award or other benefit under the Plan, the Participant and each person claiming under or through the Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Board.

(i) The Participant, every person claiming under or through the Participant, and the Company hereby waives to the fullest extent permitted by applicable law any right to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with the Plan or this Award Agreement issued pursuant to the Plan.

(j) The Participant consents to the exclusive jurisdiction of any court exercising competent jurisdiction in Clark County, Nevada (or any court exercising competent appellate jurisdiction), over any dispute arising out of or relating to this Agreement. The Participant irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such court. The Participant hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that he may now or hereafter have to the laying of venue of any such dispute or proceeding brought in such court or any defense of inconvenient forum in connection therewith. The Participant consents to such service of process made in the manner set forth in Section 14 hereof.

18. Exculpation. This Option and all documents, agreements, understandings and arrangements relating hereto have been executed by the undersigned in his/her capacity as an officer of the Company, and not individually, and neither the Directors, officers or stockholders of the Company nor of any Subsidiary or Affiliate of the Company shall be bound or have any personal liability hereunder. Each party hereto shall look solely to the assets of the Company for satisfaction of any liability of the Company in respect of the Option and all documents, agreements, understanding and arrangements relating hereto and will not seek recourse or commence any action against any of the Directors, officers or stockholders of the Company or of any Subsidiary or Affiliate of the Company, or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions between the parties hereto.

ACCEPTED:

FORGEHOUSE, INC.

By: